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                                                                  EXHIBIT 10(A)
                                AMENDMENT NO. 9
                                     to the
                            MARTIN INDUSTRIES, INC.
                         EMPLOYEE STOCK OWNERSHIP PLAN


           Pursuant to and in accordance with the provisions of Section 19 of the Martin Industries, Inc. Employee Stock Ownership Plan, as heretofore amended (the "Plan"), the Plan is hereby amended as follows:

           Section 13(a) of the Plan is hereby amended by adding thereto, at the end thereof, the following new paragraph (3):

                        (3) A Participant who is employed at the Company's plant in Washington Park, Illinois, on April 2, 1998, and whose employment is terminated as a result of the closing of such plant in June of 1998, shall be 100% vested in his Plan Benefit.


           This amendment to the Plan shall be effective as of April 2, 1998.


                                            MARTIN INDUSTRIES, INC.



                                       By  /s/ William H. Martin
                                         -------------------------------------


ATTEST:



By  /s/ Roderick V. Schlosser
  -------------------------------------
Its Secretary


[CORPORATE SEAL]



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